                                                                  EXHIBIT 10.10


                                LEASE AGREEMENT

     THIS LEASE is made and entered into as of August 29, 1997, by and between The Development Authority of the City of Manchester ("Landlord") and Horizon Medical Products, Inc., a Georgia corporation ("Tenant");

     WHEREAS, Tenant is presently leasing from Landlord the "Facility" and the "Project Site", as defined in and pursuant to the provisions of that certain Lease Agreement dated July 1, 1996 (the "1996 Lease");

     WHEREAS, pursuant to the option granted to Tenant in the 1996 Lease, Tenant has exercised its right to lease from Landlord the remaining 20,000 square feet of space in the Facility, and Tenant and Landlord desire to enter into this Lease for such space;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. PREMISES. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations herein mentioned, provided for, and contained herein to be paid, kept, and performed by Tenant, demises and leases and rents unto Tenant, and Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the following described property (the "Premises") to-wit:

          The approximate 20,000 square feet of space in the Facility that are presently unoccupied and vacant and that are not part of the Project under the 1996 Lease, which Premises is located on the real property described in Exhibit "A" attached hereto.

     Landlord hereby grants to Tenant the right of ingress and egress from the parking lot outside of the Facility to any door on the outside of the Facility that leads into the Premises.

     2. TERM AND RENEWAL. Tenant shall have the right and hold the Premises for a term of one hundred fifty-one (151) months, beginning on September 1, 1997 and ending on March 31, 2010, at midnight, unless sooner terminated as hereinafter provided.

     If Tenant renews the Agreement Term under Section 8.7 of the 1996 Lease, Tenant shall have the right to review this Lease for one additional five-year term on the same terms and conditions as contained in this Lease.

     3. RENTAL. Tenant agrees to pay to Landlord, without demand, deduction, or setoff, an annual rental of Twenty Thousand and No/100 Dollars ($20,000.00) payable in equal monthly installments of One Thousand Six Hundred Sixty-Six and 66/100 Dollars ($1,666.66) in advance on the first day of each month during the term hereof. Upon execution of this Lease, Tenant shall pay to Landlord the first month's rent due hereunder, if such rental payment has not previously been made. Rental for any period during the term hereof which is for less than one month shall be a prorated portion of the monthly rental due.

     4. LEASE ON "AS-IS" BASIS; BUILD-OUT OF PREMISES. The Premises is leased to Tenant by Landlord on an "as is" basis in its current condition. Tenant acknowledges that Tenant has inspected the Premises and accepts the Premises in such condition.

     After commencement of the term of the Lease, Tenant will be solely responsible at its expense for building out and constructing all improvements within the Premises, pursuant to plans and drawings prepared for Tenant at its sole expense. Tenant will furnish Landlord with copies of such drawings and plans and will obtain Landlord's approval for such improvements, which approval will not be unreasonably withheld.

     5. UTILITY BILLS. Tenant shall pay all utility bills, including but not limited to water, sewer, gas, electricity, fuel, light, and heat bills for the Premises, and Tenant shall pay all charges for garbage collection or other sanitary services.

     6. TAXES. Tenant will pay, or cause to be paid, as the same become lawfully due and payable:

          (a) All taxes and governmental charges of any kind upon or with respect to Tenant's interest in the Premises;

          (b) All taxes and governmental charges of any kind upon or with respect to Tenant's machinery, equipment, or related property installed or brought by the Tenant in or on the Premises; and

          (c) All assessments and charges made by any governmental body for public improvements that may be secured by a lien or charge on the Premises; provided, (i) that there will be no ad valorem tax liability with respect to Tenant's interest in and to the Premises (but that personal property owned by Tenant and located in the Premises shall be subject to ad valorem taxes) and provided further (ii) that with respect to such special assessments or other governmental charges that may lawfully be paid in installments over a period of years, Tenant shall be obligated to pay only such installments as they become due and payable.

     Tenant may, at its own expense and in its own name and behalf, in good faith contest any such taxes, assessments, and other charges and, in the event of any such contest, may permit the taxes, assessments, and other charges so contested to remain unpaid during the period of such contest and any appeal therefrom.

     7. LIENS AND ENCUMBRANCES. Tenant and Landlord represent and warrant that, as of September 1, 1997, there exist no lien, charge, or encumbrance upon the Premises, other than the liens and encumbrances described in Exhibit "B" attached hereto (the "Permitted Encumbrances"). Tenant may bring equipment, machinery, furniture, office equipment, and inventory onto the Premises, which property of Tenant will be subject to a security interest and lien in favor of NationsCredit Commercial Corporation. Landlord agrees to execute the form of Landlord's Consent and Waiver attached hereto as Exhibit "C" and incorporated herein by reference, if requested to execute such form by NationsCredit Commercial Corporation. Additionally, Tenant may from time to time purchase items of machinery, equipment, or other personal property that do not constitute part of the Premises but are placed or installed on the Premises under an installment purchase and security agreement, purchase money mortgage agreement, lease-purchase agreement, or similar contractual obligation in which the seller retains a security interest.

     8. INSURANCE. Throughout the term of this Lease, Tenant shall keep, or cause to be kept, the Premises continuously insured against such risks as are commonly insured against by businesses of like size and type (other than business interruption insurance), paying (except as otherwise provided herein) as the same become due, all premiums in respect thereto, including, but not necessarily limited to:

          (a) Insurance to the full insurable replacement value of the Premises as determined by the Tenant, without deduction for depreciation, against loss from damage by fire and lightening, with a uniform standard extended coverage endorsement limited only as may be provided in the standard form of extended coverage endorsement at the time and use in the State of Georgia (provided that such insurance may provide for a deductible provision of not in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) with respect to direct damage applicable to each separate instance of loss insured against); and

          (b) If the Premises has located thereon a boiler (or boilers) and/or a pressure vessel (or pressure vessels), boiler and pressure vessel (including pressure pipes) explosion insurance in an amount at least equal to the replacement cost of the Premises and its contents as determined by Tenant (with deductible provision not to exceed One Thousand and No/100 Dollars ($1,000.00)) against loss of damage with respect to all boilers and pressure vessels and pressure pipes which may be installed in the Premises; and

          (c) General public liability insurance against claims for bodily injury, death, or property damage occurring on the Premises, such insurance to afford protection of not less than Three Million and No/100 Dollars ($3,000,000.00) per occurrence and Four Million and No/100 Dollars ($4,000,000.00) in the aggregate with respect to bodily injury and property damage; and

          (d) Throughout the term of the Lease, Tenant shall maintain, or cause to be maintained, in connection with the Premises workers' compensation insurance coverage required by then applicable law.

     The insurance described above may be combined with insurance obtained by Tenant pursuant to the 1996 Lease and the Project (as defined therein).

     All insurance required above shall be taken out and maintained in generally recognizable responsible insurance companies selected by Tenant and authorized to do business in the State of Georgia. All policies evidencing such insurance shall provide for payment of the losses for coverage required above to Landlord and Tenant, as their respective interests may appear; provided, however, that all claims regardless of amount may be adjusted by Landlord with the insurers, subject to the prior written approval of Tenant, as to settlement of any claim which is an amount which would require payment to Landlord as aforesaid. The insurance hereby required may be contained in blanket policies now or hereafter maintained by Tenant, so long as such blanket policies contain standard mortgage clauses that comply with the provisions of this Section; and provided further that the policies evidencing such insurance also show as loss payees the Landlord.

     9. USE OF PREMISES. The Premises shall be used for manufacturing, warehousing, and office administrative purposes and no other. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance on the premises.

     10. ABANDONMENT OF THE PREMISES. Tenant agrees not to abandon or vacate the Premises during the term of the Lease and agrees to use the Premises for the purposes herein leased until the expiration hereof

     11. INDEMNITY. Tenant agrees to and does hereby indemnify and hold Landlord and its officers, directors, and employees harmless against all claims for damages to persons or property by reason of Tenant's use or occupancy of the Premises, and all expenses incurred by Landlord as a result thereof, including reasonable attorney's fees and court costs. The provisions of this Section shall not apply to any claims or liability resulting from Landlord's acts of gross negligence, bad faith, fraud, or deceit or for any claim which Tenant was not given an opportunity to contest due to the bad faith, gross negligence, fraud, or deceit of Landlord or its officers, agents, attorneys, or employees.

         12. MAINTENANCE OF THE PREMISES. Throughout the Lease term, Tenant shall keep the Premises in as reasonably safe condition as the operation thereof will permit and shall keep the Premises in good repair and in good operating condition, making from time to time all necessary repairs thereto.

         So long as no default exists hereunder, Tenant may from time to time, in its sole discretion and at its own expense, make any alterations, modifications, or improvements to the Premises, including installation of additional machinery, equipment, and related property in the Premises, which Tenant may deem desirable for its business purposes; provided that such additions, modifications, and improvements do not adversely affect or impair the structural integrity of the Premises or change the character of the Premises and all such additions, modifications, and improvements are located within the boundary lines of the Project Site (as defined in the 1996 Lease). all such machinery, equipment, and related property installed by Tenant in the Premises shall remain the sole property of Tenant. Tenant shall repair, at its expense, any damage to the Premises caused by the removal of any such machinery, equipment, or property. All such additions, modifications, or improvements to the Premises will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, free and clear of liens and encumbrances.

         13. REMOVAL OF FIXTURES. Tenant may, if not in default hereunder, prior to the expiration of this Lease remove any fixtures and equipment which it has placed in the Premises, provided Tenant repairs all damages to the Premises caused by such removal.

         14. DESTRUCTION OF OR DAMAGE TO PREMISES. If the Premises is totally destroyed by storm, fire, lightening, earthquake, or other casualty, Tenant may terminate this Lease as of the date of such destruction and rental shall be accounted for as between Landlord and Tenant as of that date. If this Lease is not terminated by Tenant, Landlord and Tenant will use insurable proceeds payable as a result of such destruction in reconstructing the Premises, and upon completion of such reconstruction and occupancy of the Premises by Tenant, full rental shall recommence.

         If the Premises is damaged but is not wholly destroyed by any such casualties, rental shall abate in such proportion as use of the Premises has been destroyed and Tenant may restore the Premises with insurance proceeds payable as a result of such destruction to substantially the same condition as before such damage, whereupon full rental shall recommence.

         15. GOVERNMENTAL ORDERS. Tenant agrees, at its own expense, to comply promptly with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of the Premises. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Tenant shall exceed a sum equal to two years' rent, then Tenant may terminate this Lease by giving written notice of termination to Landlord by certified mail, which termination shall become effective sixty (60) days after receipt of such notice and which notice shall eliminate the necessity of compliance with such requirements by giving such notice unless Landlord shall, before termination becomes effective, pay to Tenant all costs of compliance in excess of one year's rent, or secure payment of such sum in a manner satisfactory to Tenant.

         16. CONDEMNATION. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, are condemned by any legally constituted authority for any public use or purposes, then in either of such events the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of such date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor.
It is further understood and agreed that neither Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority notwithstanding the termination of this Lease as herein provided.

         17. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof. Consent to any assignment or sublease shall not impair this provision and all later assignments or subleases shall be made likewise only on the prior written consent of Landlord. The assignee of Tenant, at the option of Landlord, shall become liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

         18. EVENTS OF DEFAULT. The following shall be "Events of Default" under this Lease, and the term "Event of Default" or "Default" shall mean, whenever it is used in this Lease, any one or more of the following events:

              (a) Failure by Tenant to pay or cause to be paid when due rental payments required to be paid under Section 3 hereof for a period of five (5) days after such amount is due.

              (b) Failure by Tenant to observe and perform in any material respect any covenant, condition, or agreement in this Lease, and such failure shall continue unremedied for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, given to Tenant unless Tenant shall commence to remedy such failure within thirty (30) days after the occurrence of such failure and shall diligently pursue such remedy until completion thereof.

              (c) The commencement by Tenant of a voluntary case under the federal bankruptcy laws, failure by Tenant promptly to institute judicial proceedings to lift any execution, garnishment, or attachment of such consequence as will materially impair Tenant's obligations hereunder, or the entry of an order for relief in a case instituted under the bankruptcy laws with respect to Tenant and dismissal of such case is not obtained within ninety (90) days of the entry of such order, or the making of any general assignment by Tenant for the benefit of its creditors, or the entry by Tenant into an agreement of composition with its creditors.

              (d)    Dissolution or liquidation of Tenant.

              (e) After the twelfth (12th) anniversary date of the commencement of the term of this Lease, Landlord shall be limited to the right to re-enter and take position of the Premises without any liability to Tenant for such entry and possession, as Landlord's sole remedy as result of an Event of Default.

       19. Remedies on Default. Except as provided in Section 18(e) above, in the event of a Default, the Landlord may take any one or more of the following remedial steps in addition to any and all other rights or remedies it may have at law or in equity:

              (a) Landlord may terminate this Lease by giving notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination, with the same force and effect as though the date so specified were the date originally fixed as the termination date of the term of this Lease, and all rights of Tenant under the Lease and in and to the Premises shall expire and terminate, and Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination and Tenant shall surrender the Premises to Landlord on the date specified in such notice.

              (b) Landlord may, from time to time without terminating this Lease, and without releasing Tenant in whole or in part form its obligation to pay monthly rental and perform all of the covenants, conditions, and agreement to be performed by Tenant as provided in this Lease, make such alterations and repairs as may be necessary in order to re-let the Premises, and after making such alterations and repairs, Landlord may, but shall not be obligated to, re-let the Premises or any part thereof for such term or terms at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable or acceptable; upon each re-letting, all rentals received by Landlord from such re-letting shall be applied first to the payment of any cost and expenses of such re-letting, including brokerage fees and attorney's fees and all costs of such alterations and repairs, and second to the payment of the monthly rental due and unpaid hereunder, and the residue, if any, shall be held by Landlord and paid to Tenant. In no event shall Tenant be entitled to any excess rental received by Landlord over and above charges that Tenant is obligated to pay hereunder as monthly rental; if such rentals received from such re-letting during any month are less than those to be paid during the month by Tenant hereunder, including monthly rental, Tenant shall pay any such deficiency to Landlord, which deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord as soon as ascertained and upon demand all costs and expenses incurred by Landlord in connection with such re-letting and making any alterations and repairs which are not covered by the rental received under such re-letting; notwithstanding any such re-letting without termination, landlord may at any time thereafter elect to terminate this Lease for such previous breach.

       20. HOLDING OVER. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at the rental rate which is in effect at the end of this Lease and there shall be no renewal of this Lease by operation of law.

       21. ATTORNEY'S FEES. In the event that any action or proceeding is brought to enforce any term, covenant, or condition of this Lease on the part of the Landlord or Tenant, the prevailing party in such litigation shall be entitled to recover reasonable attorney's fees to be fixed by the court in such action or proceeding, in an amount at least equal to fifteen percent (15%) of any damages due from the non-prevailing party.

       22. RIGHTS CUMULATIVE. All rights, powers, and privileges conferred hereunder upon the parties hereto shall be cumulative and not restrictive to those given by law.

       23. WAIVER OF RIGHTS. No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliance by Tenant of its obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

       24. OPTION TO PURCHASE PROPERTY. Tenant shall have the right at any time during term of this Lease, upon purchase of the Facility and the Project Site under the 1996 Lease, to purchase the Premises for the sum of $10.00. Upon the exercise of its option to purchase the Premises from the Landlord and upon payment of the purchase price set forth herein in cash, Landlord will, by bill of sale and statutory warranty deed or other appropriate instruments, transfer and convey the Premises (in its then condition, whatever that may be) to Tenant, subject only to the Permitted Encumbrances and to any other liens of which Tenant expressly consented and to those liens resulting from the failure of Tenant to perform or observe any of the agreements or covenants on its part herein contained.

       25. ENVIRONMENTAL LAWS. Landlord represents to the best of its knowledge and belief that the Premises are in compliance with all applicable environmental laws and there are not expressive levels (as defined by the Environmental Protection Agency) of radon, toxic waste, or hazardous substances on the Premises. Tenant represents and warrants that Tenant shall comply with all applicable environmental laws and that Tenant shall not permit any of its employees, contractors, or subcontractors or any person present on the Premises to generate, manufacture, store, dispose, or lease on or about or under the Premises any toxic waste or hazardous substances which would result in the Premises not complying with any applicable environmental laws.

       26.    TIME OF ESSENCE.  Time is of the essence of this Lease.

       27. ENTIRE AGREEMENT. This Lease contains the entire agreement of the parties hereto concerning the subject matter hereof, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect. No subsequent alteration, amendment, change, or addition to this Lease shall be binding upon landlord or Tenant unless reduced to writing and signed by the parties hereto.

       28.    MISCELLANEOUS.

              (a) All notices, certificates, or other communications hereunder shall be sufficiently given and shall be deemed given on the third day following the date on which the same shall have been mailed by first class mail, postage prepaid, or on the date given if given by facsimile, confirmed in writing, addressed as follows:

              If to Landlord:      The Development Authority of the City of
                                   Manchester
                                   ATTN: Chairman
                                   Post Office Box 585
                                   Manchester, Georgia 31816

              If to Tenant:        Horizon Medical Products, Inc.
                                   ATTN: President
                                   Seven North Parkway Square
                                   4200 Northside Parkway, N.W.
                                   Atlanta, Georgia 30327

       The parties by notice given hereunder may designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

              (b) This Lease shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns and shall be governed by and construed in accordance with the laws of the State of Georgia.

              (c) In the event any provision of this Lease shall be held invalid or unenforceable by any court of competent jurisdiction, the remainder of this Lease shall be not effected thereby if such remainder would then continue to conform to the requirements of applicable law.

              (d) All covenants, stipulations, obligations, and agreements of the Landlord contained in this Lease shall be deemed to be covenants, stipulations, obligations, and agreements of Landlord to the full extent authorized by Georgia law. No covenant, stipulation, obligation, or agreement contained herein shall be deemed to be a covenant, stipulation, obligation, or agreement of any present or future member, agent, or employee of Landlord in his individual capacity, and neither the members of Landlord nor any official executing this Lease shall be subject to any personal liability or accountability by reason of the execution by Landlord or such members thereof.

              (e) Any right, interest, or remedy which shall have accrued during the term of this Lease shall not be terminated or extinguished by the expiration or termination of this Lease but may be enforced by the party for whose benefit such right, interest, or remedy shall have accrued and may be enforceable by such party in accordance with the terms of this Lease as if it had not terminated or expired or otherwise in accordance with law.

              (f) This Lease may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

              (g) LANDLORD MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE PREMISES OR THE CONDITION THEREOF, OR THAT THE PREMISES WILL BE SUITABLE FOR THE PURPOSES OR NEEDS OF TENANT, EXCEPT AS EXPRESSLY PROVIDED HEREIN. LANDLORD MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, THAT TENANT WILL HAVE QUIET AND PEACEFUL POSSESSION OF THE PREMISES. LANDLORD MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, CONDITION, OR WORKMANSHIP OF ANY PART OF THE PREMISES OR ITS SUITABILITY FOR THE TENANT'S PURPOSES.

              (h) This Lease, or a memorandum of this Lease describing the relevant terms and conditions and the option provided in Section 24 hereof, and every assignment and modification hereof shall be recorded at the Clerk's Office of the Superior Court of Meriwether County or in such other office as may be at the time provided by laws as the proper place for such recordation.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed by its duly authorized officers as of the date first above written.


                                             THE DEVELOPMENT AUTHORITY
                                             OF THE CITY OF MANCHESTER


Signed, sworn to and delivered
before this 23rd day October, 1997.

                                           By: /s/ Ben Key
/s/ Carol R. Johnson                          -----------------------------
---------------------------------             Chairman - BEN KEY
Unofficial Witness

                                           Attest: /s/ Judy T. Foster
                                                   ------------------------
/s/ Catherine F. Burke                             Secretary or Assistant
---------------------------------                     Secretary -
Notary Public                                      JUDY T. FOSTER



[SEAL]

Commission Expires:  Notary Public, Meriwether County, Georgia
                       My Commission Expires Nov. 8, 1998



                                             HORIZON MEDICAL PRODUCTS, INC.

Signed, sworn to, and delivered
before me this 28th day of October, 1997.

                                             By:/s/
/s/ Susan                                       ---------------------------
------------------------------
Unofficial Witness                           Title:  PRESIDENT
                                                   ------------------------

/s/ Suzanne Mason                            Attest: /s/
------------------------------                      -----------------------
Notary Public
My Commission Expires:                       Title:  SECRETARY
                                                   ------------------------


[NOTARIAL SEAL]

               NOTARY PUBLIC COBB COUNTY, GEORGIA
               MY COMMISSION EXPIRES MAY 16, 1999

                         EXHIBIT "A" TO LEASE AGREEMENT

                                  PROJECT SITE

All that tract or parcel of land lying and being in Land Lot 12 of the First Land District of Meriwether County, Georgia, and in the City of Manchester, containing 10.557 acres, and more particularly described as follows: To obtain a point of beginning start at the intersection of the East right of way of State Route 85E with the centerline of Pigeon Creek and proceed in a southerly direction along the East right of way of State Route 85E a distance of 2,280 feet to an iron pin which is the Point of Beginning. FROM SAID POINT OF BEGINNING proceed South 73 degrees 28 minutes 25 seconds East 730 feet to an iron pin; thence South 16 degrees 31 minutes 35 seconds West 325 feet to an iron pin; thence proceed along a curve which has a radius of 2,834.79 feet, an arc of
331.96 feet and a chord of South 19 degrees 52 minutes 52 seconds West 331.77 feet to an iron pin; thence proceed North 69 degrees 01 minutes 25 seconds West
730.18 feet to an iron pin on the East right of way of State Route 85E; thence proceed in a northerly direction along the East right of way of State Route 85E in a curve which has a radius of 5,768.21 feet, an arc of 448.00 feet and a chord of North 18 degrees 45 minutes 05 seconds East 447.89 feet to a right of way monument; thence continue along the East right of way of State Route 85E North 16 degrees 31 minutes 35 seconds East 152 feet to the iron pin which marks the Point of Beginning.

Said property is bounded on the North by Delano Drive; on the East by an unnamed street; on the South by Lot 11 of the Manchester Development Authority Industrial Park; and on the West by State Route 85E.

Said property is more particularly shown as Lot 12 on a plat of survey for the Manchester Development Authority by Edward A. Bruner, registered surveyor, which plat is dated December 12, 1995, and recorded in plat Book 16, Page 223, in the Office of the Clerk of Meriwether Superior Court.

                         EXHIBIT "B" TO LEASE AGREEMENT


1.   Rights or claims or parties in possession now shown by the public records.
2.   Easements, or claims of easements, not shown by the public records.
3. Encroachments, overlaps, boundary line disputes, or other matters which would be disclosed by an accurate survey or inspection of the premises.
4. Any lien, or right to a lien, for services, labor, or material heretofore or hereafter furnished, imposed by law and now shown by the public records.
5. Any adverse claim to any portion of said land which has been created by artificial means or has accreted to any such portion so created and riparian rights, if any.
6. Taxes or special assessments which are not shown as existing liens by public records.
7. Any prior reservation or conveyance, together with release of damages, of minerals of every kind and character, including, but not limited to oil, gas, sand, and gravel in, on, an under subject property.
8. General and special taxes or assessments for 1997 and subsequent years not yet due and payable.
9. An Easement to Georgia Power Company dated May 22, 1951, and recorded in Deed Book 50, page 294, in the Office of the Clerk of Meriwether Superior Court.
10. A Deed to Secure Debt from The Development Authority of the City of Manchester to F&M Bank and Trust Company dated March 15, 1996, and recorded March 20, 1996, in Deed Book 358, page 120, in the office of the Clerk of Meriwether Superior Court.
11. A Deed to Secure Debt, Assignment of Rents and Leases and Security Agreement dated July 1, 1996 from The Development Authority of the City of Manchester to Synovus Trust Company, recorded at Deed Book 363, page 158, in the office of the Clerk of Meriwether Superior Court.

                         EXHIBIT "C" TO LEASE AGREEMENT


                            LESSOR WAIVER AND CONSENT

     THIS WAIVER AND CONSENT is made as of this _____ day of July, 1997, by the undersigned in favor of NATIONSCREDIT COMMERCIAL CORPORATION, a Delaware corporation having offices at 201 Broad street, One Canterbury Green, Stanford, Connecticut 06901, acting in its capacity as agent (the "Agent") for itself and the other lending institutions which are or are to become lenders (collectively, the "LENDERS") under the Credit Agreement described below.

                              STATEMENT OF FACTS

     The undersigned are the owner and/or lessor of the real property and related improvements and fixtures located at One Horizon Way, Manchester, Georgia 31816, hereinafter collectively called the "REAL PROPERTY". Pursuant to a Credit Agreement among HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "BORROWER"), the Lenders and the Agent (the "CREDIT AGREEMENT"), the Borrower, the lessee of the Real Property, and its subsidiary, HORIZON ACQUISITION CORP., a Georgia corporation d/b/a Neostar Medical Technologies (the "SUBSIDIARY") may now or hereafter enter into security agreements under which the Agent may be granted a security interest in some or all of the Borrower's and the Subsidiary's now owned or hereafter acquired accounts, contracts rights, chattel paper, instruments, documents, general intangibles, inventory or equipment and all proceeds of any or all of the foregoing (including without limitation returned inventory), and all books and records (including without limitation computer and accounting records) of the Borrower and the Subsidiary pertaining to any or all of the foregoing, hereinafter collectively called the "PERSONAL PROPERTY". Some or all of the Personal Property will be placed, stored or otherwise located on the Real Property.

     NOW, THEREFORE, for and in consideration of the foregoing premises, $5.00 in hand paid by the Agent to the undersigned, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned does hereby consent and agree in favor of the Agent as follows:

                               STATEMENT OF TERMS

     1. The undersigned consent to and acquiesce in the Borrower's grant of a security interest in the Personal Property in favor of the Agent.

     2. The undersigned hereby waive, relinquish and release any right, privilege or power which the undersigned now have, or amy hereafter have, under or by virtue of any law or any agreement, instrument or other document, to claim or assert any right, title or interest in or to the Personal Property, including without limitation any right, privilege or power to (i) levy or distrain upon the Personal Property for rent, in arrears, in advance or both, or (ii) claim or assert any right, title or interest in or to the Personal Property as security or collateral for any debt or obligations secured by the Real Property.

     3. The Agent may exercise any rights, privileges, options or powers which it may have with respect to the Personal Property without regard to the undersigneds' rights, titles or interests in and to the Real Property, including, without limitation, any right, privilege or option which the Agent may have to enter upon the Real Property and inspect, or to take possession of and remove, the Personal Property, or any part thereof, pursuant to the terms and conditions of any agreement between the Borrower and the Agent or pursuant to any applicable law; provided, that the Agent shall reimburse the undersigned for the reasonable costs of repairing any actual physical damage to the Real Property caused by the Agent in removing the Personal Property (but the Agent shall not be liable for any other diminution in the value of the Real Property resulting from the removal of any of the Personal Property therefrom).

     4. If the Agent elects to take possession of all or any part of the Personal Property pursuant to the terms of any agreement between the Borrower and the Agent or the Lenders or pursuant to any applicable law, the Agent shall have access to the Real Property for the purposes of inspecting, preserving or removing the Personal Property and the Agent may, in its discretion and without liability to the undersigned except as expressly provided below, leave all or any part of the Personal Property on the Real Property for a period of not more than ninety (90) days after the Agent takes such possession; provided, that the Agent shall pay to the undersigned pro-rated rent (based on the base rent rate then payable by the Borrower to the undersigned) for the days that Agent is in actual possession of the Real Property if and to the extent that the Borrower fails to pay the same.

     5. The undersigned agree to give the Agent prior written notice (at the Agent's address set forth above or at such other address as the Agent may hereafter designate by written notice to the undersigned) of any payment default by the Borrower under its lease of the Real Property and the Agent shall have the right (but not the obligation) to cure such payment default within thirty
(30) days after the Agent's receipt of such payment default notice and the undersigned shall not terminate the Borrower's lease of the Real Property on account of such payment default until the Agent's cure right expires.

     6. The validity and enforceability of this Waiver and Consent shall not be impaired, diminished, annulled or affected in any manner whatsoever by the modification, alteration, extension or renewal of any debt or other obligation of the Borrower to the Agent or the Lenders.

     7. This Waiver and Consent shall be binding upon and enforceable against the undersigned and their respective successors and assigns, and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns.

     8. Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to include all genders.

     IN WITNESS WHEREOF, the undersigned have executed this Waiver and Consent and affixed its seal hereto as of the day and year first written above.


                                        SYNOVUS TRUST COMPANY,
                                        AS TRUSTEE


                                        By:
                                           -----------------------------
                                          Title:
                                                ------------------------


                                        Attest:
                                                ------------------------
                                          Title:
                                                ------------------------

                                                       (SEAL)

Signed, sealed and delivered this ___ day of July, 1997 in the presence of:



-----------------------------------------
Notary Public

[NOTARIAL SEAL]


                                        THE DEVELOPMENT AUTHORITY OF
                                        THE CITY OF MANCHESTER



                                        By:/s/ Ben Key
                                           -----------------------------
                                                                 Ben Key
                                          Title: CHAIRMAN
                                                ------------------------


                                        Attest:  /s/ Judy T. Foster
                                           -----------------------------
                                          Title:  Secretary
                                                ------------------------
                                                          Judy T. Foster
                                                       (SEAL)

Signed, sealed and delivered this 23rd day of October, 1997 in the presence of:


/s/ Carol R. Johnson
-----------------------------------
Notary Public
My Commission Expires July 22, 1999
[NOTARIAL SEAL]

CLERK SUPERIOR COURT                                  DATE     RECEIPT NUMBER
MERIWETHER COUNTY, GEORGIA                          11/03/97        39315
LOUISE TIGNER GARRETT


RECEIVED OF:   SLAUGHTER & VIRGIN P C
               ATTORNEYS AT LAW
               1201 PEACHTREE ST NE
               ATLANTA, GA  30361


FOR:

    RECORDING FEE        40.00
                       -------
    TOTAL                40.00


                                        /s/
                                        -----------------------
                                        LOUISE TIGNER GARRETT
                                        CLERK SUPERIOR COURT
                                        MERIWETHER COUNTY, GEORGIA

1 LEASE AGREEMENT    MANCHESTER DEV AUTHORITY TO HORIZON MEDICAL